Putnam
California
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
November 15, 2000

REPORT FROM FUND MANAGEMENT

David E. Hamlin

The fixed-income markets came full circle in the course of Putnam California Tax Exempt Income Fund's fiscal year, which ended September 30, 2000. Twelve months ago, interest rates were on the rise as the world waited nervously for the Y2K issue to pass into history and the Federal Reserve Board continued its program of raising interest rates. As the new year began without disruptions, yields on long-term bonds (including municipals) began a decline, influenced by the U.S. government's program of buying back long-term Treasury bonds. A byproduct of this program was an inverted yield curve in some fixed-income sectors, where yields on long bonds slipped below yields on short-term paper, reversing typical market patterns. As the fund's fiscal year drew to a close, yields on long- and short-term rates were returning to more typical patterns.

Total return for 12 months ended 9/30/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   6.71%   1.65%    6.02%   1.02%    5.97%   4.97%    6.25%   2.76%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* PORTFOLIO DURATION SEES LITTLE CHANGE

Although the yield curve in the municipal market did not become inverted, it traced roughly the same course as other fixed-income markets: yields on long-term bonds rose sharply and then began to drift downward. By the end of September, the spread (or difference) between long- and short-term rates was almost the same as it was 12 months earlier. This round trip for interest rates gave us opportunities to lock in higher rates, although we moved gradually, reflecting our cautious outlook.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Water and
sewer                   24.6%

Transportation          14.8%

Health care              9.7%

Utilities                7.6%

Education                5.0%

Footnote reads:
*Based on net assets as of 9/30/00. Holdings will vary over time.


The fund began its fiscal year with an average portfolio duration of about 8.4 years, moved out to a little over 8.5 years at midyear, and returned to 8.4 years by the end of September. Duration measures a bond's price sensitivity to changing interest rates. When our outlook for bond prices is bullish, we shift to a longer duration to allow the fund to benefit from rising bond prices. We regard a duration of 8.4 or
8.5 years as neutral, a position we believed was justified by our forecast for a gradual shift to lower interest rates and slower economic growth.

As the yield curve grew steeper, we concluded that it made sense to redeploy assets to bonds with more distant maturity dates in an effort to lock in high yields and participate in the price recovery. Our efforts were especially advantageous in California as many residents made wealthy by the "dot com" effect started moving money out of the equity market and into municipal bonds, seeking relative safety, diversification, and a tax shelter. Since individuals tend to have shorter-term goals than mutual funds, they also tend to purchase bonds maturing in the 2- to 10-year range. This gave us a ready market for shorter-term securities and freed up capital to invest in bonds maturing in 20 to 30 or more years.

* UNRATED SECURITIES, PUERTO RICO BONDS ADD VALUE, HELP DIVERSIFY PORTFOLIO

Credit spreads, the difference in yield between high- and low-quality bonds, have also been shifting. The spread was at its narrowest for this cycle in 1998, and it has been widening gradually ever since. The overall quality of the portfolio is high and your fund benefited from rising prices in the top-rated sector during much of the year. However, we have been increasing the portion of assets in unrated securities because we see a great deal of opportunity ahead in this sector. While top- quality municipal issuers continue to dominate the portfolio, we believe the shift will ultimately benefit fund shareholders.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 69.8%

Aa/AA -- 10.2%

A -- 5.0%

Baa/BBB -- 10.1%

Ba/BB -- 3.2%

B -- 1.7%

Footnote reads:
*As a percentage of market value as of 9/30/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The fund is permitted to invest up to 25% of assets in securities rated below investment grade, which gives us ample latitude to diversify credit quality. However, we do not purchase securities rated below our internal rating of BB-. Every security in your fund's portfolio is rated and continually monitored by Putnam's own fixed-income research department. We believe we have an unusual depth of talent on the analytical side. We not only work hard investigating potential securities for purchase, we also maintain a close watch on existing holdings.

We recently added several Puerto Rico bonds because they combined high quality and attractive tax-free yields. We purchased University of Puerto Rico bonds with a coupon of 5 3/8%, maturing in 2030, and Puerto Rico Highway Authority bonds, with a coupon of 5 7/8%, maturing in 2035. Both of these issues are insured by Municipal Bond Investors Assurance
(MBIA), a company that insures municipal issues in order to mitigate credit risk. While this holding, along with others discussed in this report, was viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.


"This year bond funds are actually beating many stock funds, while also offering a much smoother ride . . . Bond funds have bounced on the perception that the U.S. economy has slowed and that the Federal Reserve is done raising interest rates for the rest of the year."

 -- The Wall Street Journal, 10/9/00


We also recently purchased Puerto Rico Commonwealth Infrastructure Finance Authority bonds, with a coupon of 5 1/2%, maturing in 2040. In addition to a long maturity and an attractive yield, this uninsured bond is AAA/Aaa rated on its own strength. It is backed by U.S. Treasury securities, an unusual opportunity that came about when Puerto Rico sold its nationalized telephone company to a private operator. The government used the proceeds of more than $1 billion to purchase the U.S. Treasuries that back the debt. In turn, the proceeds of the bond issue are used to finance water and sewer improvement projects. Another of our Puerto Rico purchases, Puerto Rico Industrial Environmental Control Facilities, was issued to finance a high-tech coal-fired power plant. These bonds, rated Baa2 by Moody's, are not insured and have a coupon of 6 5/8%, maturing in 2026.

* HOSPITALS, LAND-SECURED DEBT STILL ATTRACTIVE

Supply in the California municipal market is off approximately 20% this year from last year, based on levels of new issues, demand is robust, and the fiscal health of the state remains excellent. Even lower-rated sectors such as health care are gaining strength. As credit spreads narrowed earlier this year, we invested in promising hospital issues such as San Diego's Burnham Institute. We also continue to seek opportunities in land-secured debt. Analysts call such securities dirt issues because they are often backed by undeveloped land, where construction is still in the planning stages or just getting started.

During the second half of the fiscal year we added to the land-secured position we began building in the first half. Purchases included Tustin, California, Unified School District Special Tax Community Facilities bonds, which were backed by a special tax to make community improvements. After careful analysis and a personal visit by one of our analysts, we purchased these unrated bonds that offered a coupon of 6 3/8%, maturing in 2035. Irvine, California Improvement Assessment District bonds were a similar transaction that we bought at 6 3/8%, maturing in 2022.

* MARKET TURNAROUNDS HAPPEN FAST

This year, bond investors have been reminded of one of the basic principles of investing: When a turnaround occurs in the financial markets, it usually happens so quickly that unless you are already positioned in the comeback sector, you will be too late to benefit fully. Municipal bond investors have already experienced the beginning of a recovery; for most of the past six months, falling interest rates have raised prices on municipal bonds. To date this has been most evident in the AAA/Aaa sector, while lower rated securities have lagged. We believe that, as long as lower rated investments are carefully diversified, investors will be rewarded with high current dividends and (eventually) with price appreciation.

After months of raising rates to slow the economy, the Federal Reserve Board left rates unchanged at its October meeting and we believe it will maintain a neutral bias, especially if the equity markets remain volatile. Consequently, we expect gradually improving bond performance to become visible in all sectors of the municipal market.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Tax Exempt Income Fund is designed for investors seeking as high a level of current income exempt from federal and California income tax as is consistent with preservation of principal.


TOTAL RETURN FOR PERIODS ENDED 9/30/00

                     Class A         Class B         Class C         Class M
(inception dates)   (4/29/83)       (1/4/93)        (7/26/99)       (2/14/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            6.71%   1.65%   6.02%   1.02%   5.97%   4.97%   6.25%   2.76%
------------------------------------------------------------------------------
5 years          30.66   24.42   26.49   24.50   25.57   25.57   28.70   24.52
Annual average    5.49    4.47    4.81    4.48    4.66    4.66    5.18    4.48
------------------------------------------------------------------------------
10 years         96.07   86.85   82.34   82.34   80.94   80.94   89.04   82.99
Annual average    6.97    6.45    6.19    6.19    6.11    6.11    6.57    6.23
------------------------------------------------------------------------------
Life of fund
Annual average    7.97    7.67    7.13    7.13    7.11    7.11    7.52    7.31
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/00

                          Lehman Brothers Municipal     Consumer
                                 Bond Index           price index
---------------------------------------------------------------------
1 year                             6.18%                 3.46%
---------------------------------------------------------------------
5 years                           32.52                 13.32
Annual average                     5.79                  2.53
---------------------------------------------------------------------
10 years                         102.67                 30.82
Annual average                     7.32                  2.72
---------------------------------------------------------------------
Life of fund
Annual average                     8.34                  3.30
---------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Performance data reflect an expense limitation currently or previously in effect, without which total returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 9/30/90

                                 Lehman Brothers
                Fund's class A    Municipal Bond    Consumer price
Date            shares at POP         Index             index

9/30/90             9,530            10,000            10,000
9/30/91            10,741            11,318            10,339
9/30/92            11,852            12,501            10,648
9/30/93            13,468            14,095            10,934
9/30/94            12,992            13,754            11,258
9/30/95            14,300            15,293            11,545
9/30/96            15,274            16,217            11,891
9/30/97            16,606            17,682            12,155
9/30/98            17,892            19,223            12,329
9/30/99            17,511            19,087            12,645
9/30/00           $18,685           $20,267           $13,082

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $18,234 and $18,094, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,904 ($18,299 at public offering price). See first page of performance summary section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/00

                       Class A         Class B         Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                 12              12              12            12
------------------------------------------------------------------------------
Income               $0.431193       $0.377658       $0.365901     $0.405663
------------------------------------------------------------------------------
Capital gains 1          --              --              --            --
------------------------------------------------------------------------------
  Total              $0.431193       $0.377658       $0.365901     $0.405663
------------------------------------------------------------------------------
Share value:        NAV     POP         NAV             NAV       NAV     POP
------------------------------------------------------------------------------
9/30/99           $8.25   $8.66        $8.24           $8.26    $8.24   $8.52
------------------------------------------------------------------------------
9/30/00            8.35    8.77         8.34            8.37     8.33    8.61
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2             5.05%   4.81%        4.40%           4.24%    4.77%   4.61%
------------------------------------------------------------------------------
Taxable
equivalent 3       9.22    8.78         8.03            7.74     8.71    8.42
------------------------------------------------------------------------------
Current
30-day SEC
yield 4            4.56    4.34         3.91            3.74     4.28    4.14
------------------------------------------------------------------------------
Taxable
equivalent 3       8.32    7.92         7.14            6.83     7.81    7.56
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam California Tax Exempt Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund, including the fund's portfolio, as of September 30, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 1998 were audited by other auditors whose report dated November 11, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                KPMG   LLP
Boston, Massachusetts
November 6, 2000




THE FUND'S PORTFOLIO
September 30, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (99.8%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (96.2%)
-------------------------------------------------------------------------------------------------------------------
                    Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A
     $    9,500,000 5 1/4s, 10/1/21                                                       Aaa        $    9,321,875
         10,195,000 5 1/8s, 10/1/14                                                       Aaa            10,360,669
         21,425,000 4 3/4s, 10/1/25                                                       Aaa            18,961,125
         16,000,000 Anaheim, IF COP, MBIA, 8.12s, 7/16/23                                 Aaa            17,440,000
         24,000,000 Anaheim, Pub. Fin. Auth. IFB, MBIA, 8.37s,
                    12/28/18                                                              Aaa            27,570,000
                    Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Pub. Impts.),
         10,000,000 Ser. A, FSA, 5s, 3/1/37                                               Aaa             9,075,000
         16,080,000 Ser. C, FSA, zero %, 3/1/37                                           AAA             1,929,600
         12,485,000 Ser. C, FSA, zero %, 9/1/34                                           AAA             1,732,294
         30,275,000 Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates
                    Med. Ctr.), Ser. A, 6.55s, 12/1/22                                    A2             32,280,719
                    Brentwood, Infrastructure Auth. Rev.
                    Bonds, Ser. 94-1
         11,230,000 5 5/8s, 9/2/29                                                        BB/P           10,022,775
          2,485,000 5.6s, 9/2/19                                                          BB/P            2,298,625
         20,000,000 CA Edl. Fac. Auth. Rev. Bonds
                    (U. of Southern CA), Ser. C, 5 1/8s, 10/1/28                          Aa2            18,950,000
                    CA Hlth. Fac. Auth. Rev. Bonds
         12,500,000 (INSD-Sutter Hlth.), Ser. A, 5.35s, 8/15/28                           Aaa            12,078,125
         21,000,000 (Catholic Healthcare West.), Ser. A,
                    AMBAC, 5s, 7/1/21                                                     Aaa            19,661,250
         35,385,000 CA Hlth. Fac. Fin. Auth. IFB, Ser. B, MBIA,
                    5s, 7/1/14                                                            AAA            35,296,538
         14,150,000 CA Housing Fin. Agcy. IFB, FHA Insd.,
                    8.351s, 8/1/23                                                        Aa2            15,122,813
         10,290,000 CA Poll. Control Fin. Auth. Solid Waste Disp.
                    Rev. Bonds (Keller Canyon Landfill Co.),
                    6 7/8s, 11/1/27                                                       B1             10,122,788
         36,775,000 CA Pub. Cap. Impt. Fin. Auth. Rev. Bonds
                    (Jt. Pwrs. Agcy.), Ser. B, MBIA, 8.1s, 3/1/18                         Aaa            37,068,097
         24,200,000 CA State Dept. Wtr. Resources IFB
                    (Central Valley), 9.299s, 12/1/12
                    (acquired 10/23/97, cost 25,632,450) (RES)                            Aa2            33,910,250
         25,000,000 CA State Dept. Wtr. Resources Rev. Bonds,
                    Ser. O, MBIA, 4 3/4s, 12/1/29                                         Aaa            22,031,250
                    CA State G.O. Bonds
         37,100,000 FRB, 7.661s, 9/1/12 (acquired 7/11/96,
                    cost 36,543,500) (RES)                                                A1             47,534,375
         24,365,000 6s, 2/1/10                                                            AA             27,014,694
         16,365,000 6s, 10/1/08                                                           AA             18,103,781
         16,545,000 AMBAC, 5 1/2s, 4/1/11                                                 AAA            17,744,513
         10,000,000 (Veterans), Ser. BH, 5.4s, 12/1/14                                    AA             10,175,000
         10,000,000 (Veterans), Ser. BH, 5.35s, 12/1/13                                   AA             10,212,500
         10,000,000 (Veterans), Ser. BH, 5 1/4s, 12/1/12                                  Aaa            10,237,500
         10,000,000 4 3/4s, 2/1/29                                                        AAA             8,775,000
         20,800,000 Ser. 33, MBIA, zero %, 10/1/11                                        AAA            12,116,000
         60,000,000 Ser. 27, MBIA, zero %, 9/1/11                                         AAA            35,100,000
                    CA State Pub. Wks. Board Lease Rev. Bonds
         28,000,000 (Dept. of Corrections-State Prisons), Ser. A,
                    MBIA, 6 1/2s, 9/1/17                                                  Aaa            32,480,000
         59,000,000 (Dept. of Corrections-State Prisons), Ser. A,
                    6.43s, 9/1/19                                                         Aaa            61,246,720
         10,105,000 Ser. A, AMBAC, 5.8s, 1/1/13 (SEG)                                     Aaa            10,761,825
          7,205,000 (CA Cmnty. Colleges), Ser. A, 5 1/2s, 12/1/09                         A+              7,736,369
         33,500,000 (Dept. of Corrections-State Prisons), Ser. A,
                    AMBAC, 5s, 12/1/19                                                    Aaa            32,453,125
          6,555,000 (Libr. & Courts Annex), Ser. A, 5s, 5/1/18                            AA-             6,268,219
         25,500,000 CA State Rev. Bonds, FGIC, 8s, 11/1/07                                Aaa            29,835,000
                    CA Statewide Cmnty. Dev. Auth. COP
         15,000,000 (The Internext Group), 5 3/8s, 4/1/30                                 BBB            12,843,750
         10,000,000 (Childrens Hosp.), MBIA, 4 3/4s, 6/1/21                               Aaa             9,037,500
                    CA Statewide Cmntys. Dev. Auth. Apt. Dev.
                    Rev. Bonds (Irvine Apt. Cmntys.)
         12,500,000 Ser. A-4, 5 1/4s, 5/15/25                                             Baa2           12,218,750
         20,000,000 Ser. A-3, 5.1s, 5/15/25                                               Baa2           19,550,000
          5,000,000 CA Statewide Cmnty. Dev. Auth. Multi-Fam.
                    Rev. Bonds (Equity Res. Hsg.), Ser. B,
                    5.2s, 12/1/29                                                         A3              4,962,500
                    CA Statewide Cmnty. Dev. Auth. Rev. Bonds
         17,580,000 (United Airlines, Inc.), 5 5/8s, 10/1/34                              Baa3           15,843,975
          6,000,000 (Archstone/ Pelican Hsg.), 5.3s, 6/1/29                               Baa1            5,977,500
                    CA Statewide Cmnty. Dev. Auth. Special Tax
                    Rev. Bond
          1,765,000 (Cmnty. Fac. Dist. No. 1-Zone 3),
                    7 5/8s, 9/1/30                                                        BB-/P           1,802,506
          1,750,000 (Cmnty. Fac. Dist. No. 1-Zone 1A),
                    7 1/2s, 9/1/30                                                        BB-/P           1,785,000
          2,320,000 (Cmnty. Fac. Dist. No. 1-Zone 1C),
                    7 1/4s, 9/1/30                                                        BB-/P           2,357,700
          1,750,000 (Cmnty. Fac. Dist. No. 1-Zone 1B), zero %,
                    9/1/20                                                                BB-/P             352,188
          8,000,000 Capistrano, U. School Dist. Cmnty. Fac. Special
                    Tax Bonds (Ladera), 5 3/4s, 9/1/29                                    BB/P            7,570,000
          9,000,000 Central CA Joint Pwr.Hlth. Fin. Auth. COP
                    (Cnty. Hosp. Central CA), 6s, 2/1/30                                  Baa1            8,853,750
         32,000,000 Chino Basin, Regl. Fin. Auth. Rev. Bonds,
                    AMBAC, 5 3/4s, 8/1/22                                                 Aaa            32,240,000
          4,425,000 Chula Vista Special Tax Bonds (Cmnty. Facs.
                    Dist. No. 97-3), 6.05s, 9/1/29                                        BB+/P           4,336,500
                    Commerce Redev. Agcy. Rev. Bonds (No. 1),
                    Ser. 91-A
          8,845,000 7 1/4s, 8/1/21                                                        BBB-            9,253,904
         68,280,000 zero %, 8/1/21                                                        BBB-           18,435,600
         12,000,000 Contra Costa Cnty., COP (Merrrithew
                    Memorial Hosp.), MBIA, 5 3/8s, 11/1/17                                Aaa            12,120,000
         35,000,000 Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
                    MBIA, zero %, 9/1/17                                                  Aaa            13,825,000
                    Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G, MBIA
         36,915,000 5s, 10/1/26                                                           Aaa            34,238,663
         41,500,000 5s, 10/1/24                                                           Aaa            38,750,625
         10,000,000 Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                    7/1/20 (acquired 10/23/92, cost 10,000,000)
                    (In default) (RES) (NON)                                              B-\P            4,750,000
         19,000,000 Delano, COP (Delano Regl. Med. Ctr.),
                    5.6s, 1/1/26                                                          BBB-           15,603,750
                    Duarte, COP, Ser. A
         15,000,000 5 1/4s, 4/1/31                                                        Baa2           12,731,250
          7,500,000 5 1/4s, 4/1/24                                                        Baa2            6,487,500
         23,850,000 East Bay, Muni. Util. Dist. Rev. Bonds
                    (Wastewater Treatment), FGIC, 4 3/4s, 6/1/21                          Aaa            21,673,688
         21,000,000 East Bay, Muni. Util. Rev. Bonds, MBIA,
                    4 3/4s, 6/1/28                                                        Aaa            18,558,750
         10,725,000 El Camino, Hosp. Dist. Rev. Bonds, Ser. A,
                    AMBAC, 6 1/4s, 8/15/17                                                Aaa            10,912,366
                    Foothill/Eastern Trans. Corridor Agcy. Rev.
                    Bonds (CA Toll Roads)
         34,150,000 6 1/2s, 1/1/32                                                        AAA            38,162,625
         38,875,000 6s, 1/1/34                                                            AAA            42,422,344
         19,000,000 5 3/4s, 1/15/40                                                       Baa3           18,406,250
          7,850,000 MBIA, 5 1/2s, 1/15/09                                                 Aaa             8,428,938
          8,945,000 MBIA, 5 1/2s, 1/15/08                                                 Aaa             9,559,969
          5,000,000 MBIA, 5 3/8s, 1/15/14                                                 Aaa             5,187,500
         11,460,000 Fresno, Unified Sch. Dist. COP, 7 1/4s, 3/1/07                        A3             11,820,532
                    Irvine Impt. Special Assmnt. Bonds
          1,200,000 (Assmt. Dist. No. 97-16), 6 3/8s, 9/2/22                              BBB-/P          1,224,000
          2,750,000 (Assmt. Dist. No. 97-17), 6s, 9/2/23                                  BBB+/P          2,715,625
          1,000,000 (Assmt. Dist. No. 94-13), 6s, 9/2/22                                  BBB/P             987,500
          2,000,000 (Assmt. Dist. No. 94-13), 5 7/8s, 9/2/17                              BBB/P           1,985,000
          5,000,000 (Assmt. Dist. No. 97-17), 5 7/8s, 9/2/17                              BBB+/P          5,025,000
         10,510,000 Kern, High School Dist. G.O. Bonds, Ser. 14,
                    MBIA, 9.184s, 2/1/13 (acquired 6/29/98,
                    cost 14,124,599) (RES)                                                Aaa            12,775,220
         14,180,000 Lake Elsinore, Pub. Fin. Auth. Tax. Alloc.,
                    Ser. C, 6.7s, 10/1/33                                                 BB+/P          14,676,300
         21,530,000 Los Angeles, Bldg. Auth. Rev. Bonds
                    (CA Dept. Gen Svcs.), Ser. A, MBIA,
                    5 5/8s, 5/1/11                                                        Aaa            23,360,050
                    Los Angeles Cnty., CA Pub. Wks. Fin. Auth.
                    Rev Bonds, Ser. A, AMBAC
          7,000,000 5 1/2s, 10/1/10                                                       Aaa             7,455,000
          8,000,000 5 1/2s, 10/1/09                                                       Aaa             8,570,000
          9,000,000 5 1/2s, 10/1/08                                                       Aaa             9,663,750
          8,000,000 Los Angeles Cnty., COP (Disney Parking Project),
                    AMBAC, 4 3/4s, 3/1/23                                                 AAA             7,130,000
          8,000,000 Los Angeles Cnty., Metro. Trans. Auth. Rev. Bonds,
                    Ser. B, FSA, 4 3/4s, 7/1/28                                           Aaa             7,010,000
                    Los Angeles Cnty., Metro. Trans. Auth. Sales
                    Tax Rev. Bonds
         12,150,000 Ser. A (2nd Ser.), AMBAC, 5s, 7/1/25                                  Aaa            11,299,500
          6,765,000 (1st Tier-Prop A), Ser. A, FSA, 5s, 7/1/15                            Aaa             6,739,631
         15,235,000 Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev.
                    Bonds, Ser. A, MBIA, 5 3/4s, 9/1/07                                   Aaa            16,510,931
         13,000,000 Los Angeles Cnty., Sanitation Dist. Fin. Auth. Rev.
                    Bonds (Capital), Ser. A, MBIA, 5s, 10/1/23                            Aaa            12,171,250
                    Los Angeles, Convention & Exhibition Ctr.
                    Auth. Lease
         37,465,000 COP, 9s, 12/1/20                                                      Aaa            45,473,144
         19,300,000 IFB, MBIA, 7.101s, 8/15/18 (acquired 9/15/94,
                    cost 14,332,566) (RES)                                                Aaa            19,468,875
                    Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
          5,605,000 (Waterworks), 7s, 2/15/22                                             Aa3             5,654,716
         16,200,000 (Electric Plant), Ser. Issue II, 6.8s, 6/1/31                         Aa3            16,780,446
         25,000,000 Los Angeles, Harbor Dept. Rev. Bonds, 7.6s,
                    10/1/18                                                               AAA            31,593,750
         26,235,000 Los Angeles, Pension Auth. COP, Ser. A, MBIA,
                    6.9s, 6/30/08                                                         Aaa            30,432,600
                    Los Angeles, Uni. School Dist. G.O. Bonds,
                    Ser. B, FGIC
          6,380,000 5 3/8s, 7/1/14                                                        Aaa             6,595,325
          7,455,000 5 3/8s, 7/1/13                                                        Aaa             7,762,519
          5,500,000 5 3/8s, 7/1/12                                                        Aaa             5,768,125
          8,785,000 5 3/8s, 7/1/11                                                        Aaa             9,268,175
         34,700,000 Los Angeles, Wastewater Syst. IFB, 8s, 6/1/19
                    (acquired 12/4/97, cost 34,083,081) (RES)                             Aaa            38,517,000
                    Metropolitan Wtr. Dist G.O. Bonds, Ser. A
          2,500,000 5 1/4s, 3/1/13                                                        Aaa             2,584,375
          4,000,000 5 1/4s, 3/1/14                                                        Aaa             4,105,000
         20,000,000 Metropolitan Wtr. Dist. IFB
                    (Southern CA Waterwks.), 6.785s, 8/10/18                              Aa2            21,825,000
                    Metropolitan Wtr. Dist. Rev. Bonds
         22,600,000 (Southern CA Waterwks.), 5.95s, 8/5/22                                Aa2            23,673,500
         10,000,000 Ser. A, 5 1/2s, 7/1/10                                                Aa             10,662,500
         26,255,000 (Southern CA Waterwks.), Ser. C, 5s, 7/1/27                           Aa             24,088,963
         33,445,000 Ser. A., 5s, 7/1/26                                                   Aa             30,727,594
         15,000,000 (Southern CA Waterwks.), Ser. B, MBIA,
                    4 3/4s, 7/1/21                                                        Aaa            13,631,250
         10,350,000 Modesto, Irr. Dist. Fin. Auth. Rev. Bonds
                    (Domestic Wtr. Project), Ser. D, AMBAC,
                    4 3/4s, 9/1/22                                                        Aaa             9,315,000
         16,600,000 Mount Diablo, Hosp. Dist. Rev. Bonds, Ser. A,
                    AMBAC, 5s, 12/1/13                                                    Aaa            16,413,250
                    Northern CA Pwr. Agcy. Multi. Cap. Fac. Rev.
                    Bonds IFB
          4,945,000 MBIA, 8.941s, 8/1/25                                                  Aaa             5,365,325
          6,265,000 MBIA, 8.941s, 8/1/25, Prerefunded                                     Aaa             6,961,981
          4,770,000 9.192s, 8/1/17                                                        Aaa             5,175,450
          3,620,000 9.192s, 8/1/17, Prerefunded                                           Aaa             4,040,825
                    Northern CA Pwr. Agcy. Pub. Pwr. Rev. Bonds,
                    Ser. A, AMBAC
          3,925,000 5.8s, 7/1/09, Prerefunded                                             AAA             4,302,781
          7,720,000 5.8s, 7/1/09                                                          Aaa             8,482,350
                    Northern CA Pwr. Agcy. Rev. Bonds
                    (Hydroelectric), Ser. A, MBIA
          5,780,000 5 1/4s, 7/1/12                                                        AAA             6,011,200
          5,440,000 5 1/4s, 7/1/11                                                        AAA             5,698,400
                    Oakland CA, Bldg., Auth. Rev. Bonds, AMBAC
          6,540,000 5 1/2s, 4/1/13                                                        Aaa             6,858,825
          6,295,000 5 1/2s, 4/1/12                                                        Aaa             6,641,225
         14,800,000 Oakland, Redev. Agcy. Rev. Bonds, MBIA,
                    5.95s, 9/1/19                                                         Aaa            15,022,000
                    Orange Cnty., COP, Ser. A, MBIA
         14,520,000 6s, 7/1/26                                                            Aaa            14,991,900
         25,285,000 6s, 7/1/07                                                            Aaa            27,718,681
          5,000,000 Orange Cnty., Local Trans. Auth. Rev. Bonds,
                    Ser. A, MBIA, 5 1/2s, 2/15/09                                         Aaa             5,368,750
                    Orange Cnty., Local Trans. Auth. Sales Tax
                    Rev. Bonds, Ser. A
         11,445,000 5.7s, 2/15/11                                                         Aaa            12,475,050
         11,700,000 5.7s, 2/15/10                                                         Aaa            12,738,375
         13,960,000 5.7s, 2/15/09                                                         Aaa            15,181,500
          8,210,000 5.7s, 2/15/08                                                         Aaa             8,887,325
         16,830,000 Orange Cnty., Wtr. Dist. COP, Ser. A, 5s, 8/15/18                     Aa             16,261,988
         12,840,000 Oxnard, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Cent. City Revitalization), Ser. A, 6 1/2s, 9/1/16                   BBB            13,385,700
         31,850,000 Palm Desert, Fin. Auth. Tax Alloc. IFB,
                    MBIA, 9.105s, 4/1/22                                                  Aaa            34,517,438
         24,855,000 Pasadena, Cap. Impt. IF COP, AMBAC,
                    5.35s, 2/1/14                                                         Aaa            26,439,506
                    Pleasanton, Jt. Pwr. Fin. Auth. Rev. Bonds, Ser. B
          5,395,000 6 3/4s, 9/2/17                                                        BBB/P           5,651,263
          8,315,000 6.6s, 9/2/08                                                          BBB/P           8,730,750
          4,505,000 6 1/2s, 9/2/04                                                        BBB/P           4,724,619
          3,960,000 6 1/8s, 9/2/02                                                        BBB/P           4,049,100
         30,000,000 Rancho Cucamonga, Wtr. Dist. Fin. Auth. Rev.
                    Bonds, AMBAC, 6.427s, 8/17/21                                         Aaa            31,214,400
         10,400,000 Redding, Elec. Syst. Rev. Bonds, MBIA,
                    10.018s, 7/8/22                                                       Aaa            12,363,000
          4,250,000 Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29                   BBB-            3,702,813
         11,790,000 Riverside Cnty., Pub. Fin. Auth. Impt. Special
                    Assmt. Bonds (Rancho Village), Ser. B,
                    6 1/4s, 9/2/13                                                        BBB            11,922,638
         11,200,000 Roseville, Cmnty. Facs. Dist. 1 Special Tax,
                    5 3/4s, 9/1/23                                                        BB+            10,584,000
         12,725,000 Sacramento City Fin. Auth. Lease Rev. Bonds,
                    Ser. A, AMBAC, 5 3/8s, 11/1/14                                        Aaa            13,408,969
         22,750,000 Sacramento Cnty., COP (Pub. Facs. Project),
                    AMBAC, 4 3/4s, 10/1/27                                                AAA            20,162,188
          7,500,000 Sacramento Cnty., Sanitation Dist. Rev. Bonds,
                    Ser. A, 5 7/8s, 12/1/27                                               AA              7,668,750
         27,000,000 Sacramento, Muni. Util. Dist. Elec. IFB, FGIC,
                    8.564s, 8/15/18                                                       Aaa            28,991,250
         12,000,000 Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
                    Ser. A, MBIA, 6 1/4s, 8/15/10                                         Aaa            13,575,000
          5,000,000 Sacramento, Special Tax Bonds (Northern
                    Natomas Cmnty. Fac.), Ser. 4-A, 5.7s, 9/1/23                          BB/P            4,725,000
                    San Diego Cnty., COP
          4,000,000 (Burnham Institute), 6 1/4s, 9/1/29                                   Ba3             4,060,000
         15,800,000 AMBAC, 5 1/4s, 9/1/06                                                 Aaa            16,471,500
         10,000,000 (Downtown Courthouse), AMBAC, 4 1/2s,
                    5/1/23                                                                Aaa             8,600,000
         21,400,000 San Diego Cnty., IF COP, MBIA, 7.321s, 11/18/19                       Aaa            21,992,980
         12,000,000 San Diego Cnty., Wtr. Auth. Rev. COP, Ser. A,
                    FGIC, 5s, 5/1/14                                                      Aaa            12,060,000
          5,000,000 San Diego Cnty., Wtr. Auth. COP, Ser. A,
                    5 3/4s, 5/1/11                                                        Aa3             5,462,500
                    San Diego Cnty., Wtr. Auth. IF COP
         20,000,000 Ser. 91-B, MBIA, 8.02s, 4/8/21                                        Aaa            24,200,000
         28,350,000 Ser. B, MBIA, 8.02s, 4/21/11                                          Aaa            36,252,563
         10,000,000 San Diego, Conv. Ctr. Expansion Fing Auth.
                    Lease Rev. Bonds, Ser. A, 4 3/4s, 4/1/28                              Aaa             8,775,000
         15,350,000 San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
                    FGIC, 5s, 5/15/25                                                     Aaa            14,275,500
                    San Diego, Regl. Bldg. Auth. Lease COP, MBIA
          8,425,000 6.9s, 5/1/23                                                          Aaa             9,130,594
          7,250,000 6.85s, 5/1/13                                                         Aaa             7,639,688
         20,500,000 San Diego, Wtr. Util. Rev. Bonds, FGIC,
                    4 3/4s, 8/1/28                                                        Aaa            17,963,125
                    San Francisco, City & Cnty. Arpt. Comm. Intl.
                    Arpt. Rev. Bonds, Ser. 22, AMBAC
          3,670,000 5 1/4s, 5/1/13                                                        Aaa             3,734,225
          3,490,000 5 1/4s, 5/1/12                                                        Aaa             3,564,163
          3,315,000 5 1/4s, 5/1/11                                                        AAA             3,410,306
         15,000,000 San Francisco, City & Cnty. Arpt. Rev. Bonds,
                    FSA, 4 3/4s, 5/1/29                                                   AAA            13,237,500
         16,600,000 San Francisco, City & Cnty. G.O. Bonds, Ser. 1,
                    FGIC, 5 3/4s, 6/15/07                                                 Aaa            17,948,750
         10,000,000 San Francisco, Rapid Transit Dist. Sales Tax Rev.
                    Bonds, 5 1/2s, 7/1/09                                                 Aa3            10,750,000
         10,000,000 San Francisco, State Bldg. Auth. Lease Rev. Bonds
                    (San Francisco Civic Ctr. Complex), Ser. A,
                    AMBAC, 5 1/4s, 12/1/21                                                Aaa             9,837,500
                    San Joaquin Cnty., COP (General Hosp.)
          5,790,000 5 1/4s, 9/1/14                                                        Aaa             5,898,563
          5,040,000 5 1/4s, 9/1/13                                                        Aaa             5,172,300
          5,250,000 5 1/4s, 9/1/12                                                        Aaa             5,460,000
                    San Joaquin Hills, Trans. Corridor Agcy. Toll Rd.
                    Rev. Bonds, Ser. A
         77,825,000 Sr. Lien, 6 3/4s, 1/1/32                                              Aaa            83,467,313
         10,000,000 MBIA, 5 1/4s, 1/15/30                                                 Aaa             9,625,000
         34,125,000 5s, 1/1/33                                                            Baa3           29,646,094
         25,000,000 MBIA, zero %, /15/32                                                  AAA             4,031,250
         21,625,000 MBIA, zero %, 1/15/23                                                 AAA             5,973,906
         29,100,000 San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                    (Merged Area Redev), MBIA, 4 3/4s, 8/1/24                             Aaa            25,680,750
                    San Marcos, Pub. Fac. Auth. Rev. Bonds
          3,000,000 5.8s, 9/1/27                                                          BB/P            2,850,000
          1,635,000 5.8s, 9/1/18                                                          BB/P            1,598,213
          3,000,000 5 1/2s, 9/1/10                                                        BB/P            3,015,000
         40,000,000 San Mateo Cnty., Jt. Pwr. Fin. Auth. Rev. Bonds,
                    FSA, 5 3/4s, 7/15/29                                                  Aaa            42,550,000
          5,000,000 Santa Ana, COP (City Hall Expansion), FSA,
                    4.7s, 1/1/28                                                          Aaa             4,343,750
         35,600,000 Santa Clara, Wtr. Dist. Rev. Bonds, FGIC,
                    5 3/4s, 2/1/15                                                        Aaa            36,846,000
          7,525,000 Sierra View, Health Care Dist. Rev. Bonds,
                    5.4s, 7/1/22                                                          BBB-            6,085,844
         45,200,000 South Orange Cnty., Pub. Fin. Auth. Rev. Bonds,
                    FGIC, 5 1/2s, 8/15/15                                                 Aaa            45,652,000
                    Southern CA Pub. Pwr. Auth. Rev. Bonds
          5,465,000 (Southern transmission), Ser. A, MBIA,
                    5 1/4s, 7/1/11                                                        Aaa             5,724,588
         42,690,000 (Mead Adelanto), Ser. A, AMBAC,
                    4 7/8s, 7/1/20                                                        Aaa            39,915,150
          3,000,000 Stockton, Cmnty. Fac. Dist. Spl. Tax. Rev. Bonds
                    (Mello Roos-Weston Ranch), Ser. A,
                    5.8s, 9/1/14                                                          BB+/P           2,996,250
         11,450,000 Sunnyvale, Special Tax, 6 3/4s, 8/1/02                                BB+/P          11,550,188
                    Thousand Oaks, Cmnty. Fac. Dist. Special Tax
                    Rev. Bonds (No. 94-1)
         21,775,000 6 7/8s, 9/1/24                                                        B/P            22,809,313
         32,305,000 zero %, 9/1/14                                                        B/P            12,962,381
          4,000,000 Tustin, Unified School Dist. Special Tax Bonds
                    (Cmnty. Facs. Dist. No. 97-1), 6 3/8s, 9/1/35                         BBB+/P          4,040,000
         10,195,000 U. of CA Hosp. Med. Center Rev. Bonds,
                    AMBAC, 5.7s, 7/1/11                                                   Aaa            10,819,444
         38,932,000 U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                    Med. Fac.), 7.9s, 12/1/19                                             A-/P           39,039,842
         10,000,000 Vallejo, COP (Marine World Foundation),
                    7.2s, 2/1/26                                                          BB+/P          10,737,500
         36,300,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               BBB-           35,755,500
          6,385,000 Valley Hlth. Syst. Hosp. Rev. Bonds, Ser. A,
                    6 1/2s, 5/15/15                                                       BBB-            6,193,450
                                                                                                     --------------
                                                                                                      2,951,534,949

Puerto Rico (3.6%)
-------------------------------------------------------------------------------------------------------------------
          9,010,000 Cmnwlth. of PR, G.O. Bonds, MBIA, 5 3/4s, 7/1/11                      A               9,843,425
          8,500,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. B, MBIA, 5 7/8s, 7/1/35                                          AAA             8,786,875
          9,000,000 Cmnwlth. of PR, Infrastructure Fin. Auth. Rev.
                    Bonds, Ser. A, AMBAC, 5 1/2s, 7/1/08                                  Aaa             9,585,000
                    Cmnwlth. of PR, Pub. Impt. G.O. Bonds, FSA
          8,500,000 5 1/2s, 7/1/11                                                        AAA             9,116,250
          5,000,000 5 1/2s, 7/1/10                                                        AAA             5,368,750
          7,215,000 5 1/2s, 7/1/09                                                        AAA             7,729,069
         10,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. CC, MBIA,
                    5 1/2s, 7/1/08                                                        Aaa            10,650,000
          8,000,000 PR Indl. Tourist Edl. Med. & Env. Control Facs. Rev.
                    Bonds (Cogen Facs.--AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            8,360,000
         30,000,000 PR Infrastructure Fin. Auth. Special Rev. Bond,
                    Ser. A, 5 1/2s, 10/1/40                                               AAA            29,475,000
         10,000,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     AAA             9,650,000
                                                                                                     --------------
                                                                                                        108,564,369
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,887,616,056) (b)                                      $3,060,099,318
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,066,746,965.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $2,889,394,091 resulting in gross unrealized appreciation and depreciation of $207,224,234 and $36,519,007, respectively, or net unrealized appreciation of $170,705,227.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2000 was $156,955,720 or 5.1% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 2000.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at September 30, 2000, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market, are the current interest rates at September 30, 2000.

      The fund had the following industry group concentrations greater than 10% at September 30, 2000 (as a percentage of net assets):

          Water and sewer     24.6%
          Transportation      14.8

      The fund had the following insurance concentrations greater than 10% at September 30, 2000 (as a percentage of net assets):

          MBIA                27.9%
          AMBAC               13.6


------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 2000

                                    Aggregate Face    Expiration   Unrealized
                       Total Value       Value           Date     Appreciation
------------------------------------------------------------------------------
Muni Bond Index
(Short)               $129,880,125    $131,241,750      Dec-00     $1,361,625
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
September 30, 2000
Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost 2,887,616,056) (Note 1)     $ 3,060,099,318
------------------------------------------------------------------------------------------------
Interest and other receivables                                                        41,483,847
------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                 3,643,862
------------------------------------------------------------------------------------------------
Receivable for securities sold                                                        15,878,484
------------------------------------------------------------------------------------------------
Total assets                                                                       3,121,105,511

Liabilities
------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                       8,936,984
------------------------------------------------------------------------------------------------
Payable for variation margin                                                             124,406
------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                  6,808,226
------------------------------------------------------------------------------------------------
Payable for securities purchased                                                      29,381,700
------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                             3,361,701
------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                           3,559,400
------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               362,189
------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                             59,038
------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                               6,728
------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                 1,659,545
------------------------------------------------------------------------------------------------
Other accrued expenses                                                                    98,629
------------------------------------------------------------------------------------------------
Total liabilities                                                                     54,358,546
------------------------------------------------------------------------------------------------
Net assets                                                                        $3,066,746,965

Represented by
------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                   $2,914,559,555
------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                           4,447,817
------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (26,105,294)
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           173,844,887
------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                        $3,066,746,965

Computation of net asset value and offering price
------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,514,181,485 divided by 301,006,810 shares)                                             $8.35
------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.35)*                                     $8.77
------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($535,160,414 divided by 64,160,080 shares)**                                              $8.34
------------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,510,055 divided by 658,176 shares)**                                                   $8.37
------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($11,895,011 divided by 1,427,939 shares)                                                  $8.33
------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.33)***                                   $8.61
------------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended September 30, 2000
Tax exempt interest income:                                                    $188,030,665
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 14,277,547
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,857,970
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    60,489
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     27,591
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             5,113,546
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,736,072
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                32,203
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                73,564
-------------------------------------------------------------------------------------------
Other                                                                               598,365
-------------------------------------------------------------------------------------------
Total expenses                                                                   26,777,347
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (532,892)
-------------------------------------------------------------------------------------------
Net expenses                                                                     26,244,455
-------------------------------------------------------------------------------------------
Net investment income                                                           161,786,210
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  7,278,971
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (3,849,781)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                28,833,971
-------------------------------------------------------------------------------------------
Net gain on investments                                                          32,263,161
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $194,049,371
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                        Year ended September 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                              $  161,786,210   $  171,706,496
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                        3,429,190        9,290,056
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              28,833,971     (254,103,995)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       194,049,371      (73,107,443)
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (135,249,532)    (145,190,669)
--------------------------------------------------------------------------------------------------
   Class B                                                            (25,845,250)     (27,516,818)
--------------------------------------------------------------------------------------------------
   Class C                                                               (139,135)          (2,056)
--------------------------------------------------------------------------------------------------
   Class M                                                               (738,049)        (810,742)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --      (16,229,723)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --       (3,456,456)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (84,929)
--------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (352,736,215)     (76,044,936)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (320,658,810)    (342,443,772)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                   3,387,405,775    3,729,849,547
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $4,447,817 and $4,129,933, respectively)                 $3,066,746,965   $3,387,405,775
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.25        $8.89        $8.71        $8.46        $8.37
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .43          .42(c)       .44(c)       .44          .47
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .10         (.59)         .21          .28          .09
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .53         (.17)         .65          .72          .56
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.43)        (.42)        (.43)        (.45)        (.47)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.04)        (.02)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.47)        (.47)        (.47)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.35        $8.25        $8.89        $8.71        $8.46
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.71        (2.01)        7.75         8.71         6.81
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,514,181   $2,754,624   $3,073,178   $3,087,795   $3,149,797
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .74          .77          .77          .74          .74
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.29         4.85         5.06         5.20         5.60
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.44        13.91        30.88        23.51        29.47
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.24        $8.88        $8.70        $8.45        $8.37
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .38          .36(c)       .39(c)       .39          .42
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .10         (.58)         .21          .27          .07
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .48         (.22)         .60          .66          .49
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.38)        (.37)        (.38)        (.39)        (.41)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.04)        (.02)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.38)        (.42)        (.42)        (.41)        (.41)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.34        $8.24        $8.88        $8.70        $8.45
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.02        (2.65)        7.05         8.02         5.99
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $535,160     $616,446     $641,686     $573,309     $510,394
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.39         1.42         1.42         1.39         1.39
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.64         4.21         4.41         4.54         4.94
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.44        13.91        30.88        23.51        29.47
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  July 26, 1999+
operating performance                 Sept. 30    to Sept. 30
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                    $8.26        $8.47
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income                    .37          .04(c)
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .11         (.18)
--------------------------------------------------------------
Total from
investment operations                    .48         (.14)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.37)        (.07)
--------------------------------------------------------------
From net realized gain
on investments                            --           --
--------------------------------------------------------------
Total distributions                     (.37)        (.07)
--------------------------------------------------------------
Net asset value,
end of period                          $8.37        $8.26
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.97        (1.70)*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,510       $1,018
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.54          .29*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.43          .81*
--------------------------------------------------------------
Portfolio turnover (%)                 13.44        13.91
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended September 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.24        $8.88        $8.70        $8.45        $8.36
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .41          .38(c)       .41(c)       .42          .45
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .09         (.57)         .22          .27          .08
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .50         (.19)         .63          .69          .53
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.40)        (.41)        (.42)        (.44)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.05)        (.04)        (.02)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.45)        (.45)        (.44)        (.44)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.33        $8.24        $8.88        $8.70        $8.45
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  6.25        (2.31)        7.43         8.39         6.48
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $11,895      $15,318      $14,986      $13,898       $9,149
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.04         1.07         1.07         1.04         1.04
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.98         4.56         4.76         4.92         5.24
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 13.44        13.91        30.88        23.51        29.47
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
September 30, 2000

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term California tax exempt securities.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one-year 1.00% contingent deferred sales charge and do not convert to Class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended September 30, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of defaulted bond interest, unrealized gains and losses on certain futures contracts, market discount, straddle loss deferrals and book accretion/amortization adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2000, the fund reclassified $503,640 to increase undistributed net investment income and $940,334 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $436,694. The calculation of net investment income per share in the highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund, at the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 2000, fund expenses were reduced by $532,892 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,354 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $111,228 and $481 from the sale of class A and class M shares, respectively, and received $1,257,680 and $1,422 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 2000, Putnam Retail Management, Inc., acting as underwriter received $87,631 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended September 30, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $197,633,958 and $516,750,245, respectively. Purchases and sales of short-term municipal obligations aggregated $218,400,000 and $221,600,000, respectively.

Note 4
Capital shares

At September 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,099,022       $ 195,604,690
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,055,818          65,614,335
---------------------------------------------------------------------------
                                            32,154,840         261,219,025

Shares
repurchased                                (65,000,667)       (528,509,561)
---------------------------------------------------------------------------
Net decrease                               (32,845,827)      $(267,290,536)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 34,043,617       $ 294,035,932
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                9,287,889          80,283,664
---------------------------------------------------------------------------
                                            43,331,506         374,319,596

Shares
repurchased                                (55,252,585)       (475,786,481)
---------------------------------------------------------------------------
Net decrease                               (11,921,079)      $(101,466,885)
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,553,511        $ 45,229,054
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,747,831          14,213,780
---------------------------------------------------------------------------
                                             7,301,342          59,442,834

Shares
repurchased                                (17,930,101)       (145,393,832)
---------------------------------------------------------------------------
Net decrease                               (10,628,759)       $(85,950,998)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,340,402        $107,145,509
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,050,990          17,706,479
---------------------------------------------------------------------------
                                            14,391,392         124,851,988

Shares
repurchased                                (11,868,943)       (101,944,941)
---------------------------------------------------------------------------
Net increase                                 2,522,449        $ 22,907,047
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    574,831          $4,693,299
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,218              83,920
---------------------------------------------------------------------------
                                               585,049           4,777,219

Shares
repurchased                                    (50,040)           (409,655)
---------------------------------------------------------------------------
Net increase                                   535,009          $4,367,564
---------------------------------------------------------------------------

                                               For the period July 26, 1999
                                            (commencement of operations) to
                                                         September 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    123,087          $1,018,164
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      198               1,636
---------------------------------------------------------------------------
                                               123,285           1,019,800

Shares
repurchased                                       (118)               (979)
---------------------------------------------------------------------------
Net increase                                   123,167          $1,018,821
---------------------------------------------------------------------------

                                              Year ended September 30, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,706,465         $86,854,349
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   70,118             569,903
---------------------------------------------------------------------------
                                            10,776,583          87,424,252

Shares
repurchased                                (11,207,400)        (91,286,497)
---------------------------------------------------------------------------
Net decrease                                  (430,817)        $(3,862,245)
---------------------------------------------------------------------------

                                              Year ended September 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,730,155        $134,521,486
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   71,587             617,194
---------------------------------------------------------------------------
                                            15,801,742         135,138,680

Shares
repurchased                                (15,630,504)       (133,642,599)
---------------------------------------------------------------------------
Net increase                                   171,238        $  1,496,081
---------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $70,934 as capital gain, for its taxable year ended September 30, 2000.

The fund has designated 99.79% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and fund manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN045-65467  027/337/677  11/00